                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

            FOR OFFER TO EXCHANGE 10% SENIOR DISCOUNT NOTES DUE 2008
                              FOR ALL OUTSTANDING
                       10% SENIOR DISCOUNT NOTES DUE 2008
             PURSUANT TO THE PROSPECTUS DATED                , 1998
                            ------------------------

                                AMAZON.COM, INC.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON             , 1998 UNLESS EXTENDED BY AMAZON.COM, INC. (THE "EXPIRATION
DATE")

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              THE BANK OF NEW YORK
       By Registered or Certified Mail, by Overnight Courier or by Hand:

                              The Bank of New York
                             Reorganization Section
                        101 Barclay Street, Floor 7 East
                            New York, New York 10286
                           Attention:

                                       or

                                 By Facsimile:

                              The Bank of New York
                         Attention:
                        Facsimile Number: (212) 815-6339

     Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via facsimile transmission to a number other than as set forth above will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

     This Letter of Transmittal is to be used either if certificates of Original Notes are to be forwarded herewith to the Exchange Agent or if delivery of Original Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange
Offer -- Book-Entry Transfer." Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

     Holders whose Original Notes are not immediately available or who cannot deliver their Original Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Original Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

     The undersigned must check the appropriate boxes below and sign this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned acknowledges receipt of the Prospectus dated
                    , 1998 (the "Prospectus") of Amazon.com, Inc. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount at maturity of 10% Senior Discount Notes due 2008 (the "Exchange Notes"), for each $1,000 in principal amount at maturity of outstanding 10% Senior Discount Notes due 2008 (the "Original Notes"). The terms of the Exchange Notes are substantially identical in all respects (including principal amount at maturity, rate of accretion, interest rate and maturity) to the terms of the Original Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are issued without any right to registration under the Securities Act of 1933, as amended (the "Securities Act"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Original Notes indicated in Box 1 below. The undersigned is the registered owner of all the Original Notes being tendered by it, and the undersigned represents that it has received from each beneficial owner of tendered Original Notes ("Beneficial Owner(s)") a duly completed and executed form of "Instructions to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered herewith, the undersigned hereby irrevocably exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Original Notes to be assigned, transferred and exchanged. The undersigned agrees that acceptance of any and all validly tendered Original Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder.

     The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Exchange Offer and has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, when such tendered Original Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete and give effect to the transactions contemplated hereby.

     The undersigned represents that it and each Beneficial Owner acknowledge that the Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), not issued to the Company or in connection with the Exchange Offer, to the effect that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Original Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any holder that is (i) an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, (ii) a broker-dealer who acquired Original Notes directly from the Company or (iii) a broker-dealer who acquired Original Notes as a result of market-making or other trading activities) without compliance with the registration and prospectus delivery provisions of the Securities Act; provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, and have no arrangement or understanding with any person to participate in, a distribution of such Exchange Notes and as to broker-dealer prospectus delivery requirements, subject to the provisions of the paragraph below. See "Shearman & Sterling," SEC No-Action Letter (available July 2, 1993).

     Any holder who tenders in the Exchange Offer for the purpose of participating in a distribution of the Exchange Notes cannot rely on such interpretation by the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. See "Morgan Stanley & Co., Inc." SEC No-Action Letter (available June 5, 1991), and "Exxon Capital Holdings Corporation," SEC No-Action Letter (available May 13, 1988).

     The undersigned hereby represents and warrants that (i) the Exchange Notes or interests therein received by the undersigned and any Beneficial Owner(s) pursuant to the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s) receiving such Exchange Notes, (ii) neither the undersigned nor any Beneficial Owner(s) is participating, intends to participate or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (iii) the undersigned and any Beneficial Owner(s) acknowledge and agree that any person who is a broker-dealer under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes and any interest therein acquired by such person and cannot rely on the position of the staff of the SEC set forth in the no-action letters that are discussed above, (iv) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in the preceding clause (iii) and any resale of the Exchange Notes and any interest therein obtained by the undersigned and in exchange for the Original Notes originally acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 and 508, as applicable of Regulation S-K of the SEC, and (v) neither the undersigned nor any Beneficial Owner(s) is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, or if either the undersigned or any Beneficial Owner(s) is an affiliate, that the undersigned and any such Beneficial Owner(s) will comply with the prospectus delivery requirements of the Securities Act in connection with the disposition of any Exchange Notes to the extent applicable. If the undersigned or any Beneficial Owner(s) is a broker-dealer, the undersigned further represents that
(x) it and any such Beneficial Owner(s) acquired Original Notes for the undersigned's and any such Beneficial Owner's own account as a result of market-making activities or other trading activities, (y) neither the undersigned nor any Beneficial Owner(s) has entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer and (z) the undersigned and any Beneficial Owner(s) acknowledge that the undersigned and any Beneficial Owner(s) will deliver a copy of a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with the resales of Exchange Notes received in exchange for Original Notes where Original Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company intends to make the Prospectus (as it may be amended or supplemented) available to any broker-dealer for use in connection with any such resale for a period of 180 days after the expiration date of the Exchange Offer.

     The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of the Original Notes in any jurisdiction in which the making of the Exchange Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction or would otherwise not be in compliance with any provision of any applicable securities law. The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions of the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Original Notes tendered hereby, and in such event, the Original Notes not exchanged will be returned to the undersigned at the address indicated below.

     The undersigned acknowledges that, prior to the Exchange Offer, there has been no public market for the Original Notes or the Exchange Notes. The Company does not intend to list the Exchange Notes on a national securities exchange or to seek approval for quotation through any automated quotation system. There can be no assurance that an active market for the Exchange Notes will develop or as to the liquidity of or the trading market for the Exchange Notes. The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Original Notes that remain outstanding subsequent to the Expiration Date and, to the extent permitted by applicable law, purchase Original Notes in the open market, in privately negotiated transactions or otherwise.

     The undersigned understands that tenders of the Original Notes pursuant to any one of the procedures described in the Prospectus under the caption "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

     All questions as to the validity, form, eligibility (including time of receipt), and withdrawal of the tendered Original Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Original Notes not properly tendered or if, in the sole judgment of the Company, the Exchange Offer would violate any law, statute, rule or regulation or an interpretation thereof of the SEC staff. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Original Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects are final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Original Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering holder of the Original Notes, as soon as practicable following the Expiration Date.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned and any Beneficial Owner(s). The undersigned also agrees that, except as provided in the Prospectus and set forth in Instruction 3 below, the Original Notes tendered hereby cannot be withdrawn.

     Certificates for all Exchange Notes delivered in exchange for tendered Original Notes and any Original Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned, unless otherwise indicated on page 6.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES TENDERED HEREWITH" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AND MADE THE REPRESENTATIONS DESCRIBED HEREIN AND IN THE PROSPECTUS.

                                PLEASE SIGN HERE

                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

Signature(s) of Holder(s)

Date:

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) of Original Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 4.

Name(s):
                                 (PLEASE PRINT)

Capacity (full title):

Address:
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.:

Taxpayer Identification No.:

                           GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED -- SEE INSTRUCTION 4)

Authorized Signature:

Name:

Title:

Address:

       Name of Firm:

       Area Code and Telephone No:

       Date:

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: ______________________________     [ ] The
Depository Trust Company

Account Number:

Transaction Code Number:

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):

Name of Eligible Institution that Guaranteed Delivery:

If Delivered by Book-Entry Transfer:

Account Number:

[ ] CHECK HERE ONLY IF EXCHANGE NOTES OR UNEXCHANGED ORIGINAL NOTES DELIVERED
    HEREWITH ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

Mail Exchange Notes to:

Name:
                                 (PLEASE PRINT)

Address:

Taxpayer Identification Number:

Social Security No.:

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

   PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY
                         BEFORE CHECKING ANY BOX BELOW.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     A holder that is a participant in The Depository Trust Company's system may utilize The Depository Trust Company's Automated Tender Offer Program to tender Original Notes.

     List in Box 1 the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, information should be listed on a separate signed schedule affixed hereto.

--------------------------------------------------------------------------------

  BOX 1                DESCRIPTION OF ORIGINAL NOTES TENDERED HEREWITH
----------------------------------------------------------------------------------------------------------------------
                     COLUMN 1                          COLUMN 2              COLUMN 3                 COLUMN 4

                                                                       AGGREGATE PRINCIPAL
                                                                        AMOUNT AT MATURITY
 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)      CERTIFICATE          REPRESENTED            PRINCIPAL AMOUNT
                 (PLEASE FILL IN)                     NUMBER(S)*        BY ORIGINAL NOTES            TENDERED**
----------------------------------------------------------------------------------------------------------------------

                                                   ----------------------------------------------------------------

                                                   ----------------------------------------------------------------

                                                   ----------------------------------------------------------------

                                                   ----------------------------------------------------------------

                                                   ----------------------------------------------------------------

                                                   ----------------------------------------------------------------

                                                   ----------------------------------------------------------------

                                                   ----------------------------------------------------------------

                                                   ----------------------------------------------------------------

                                                   ----------------------------------------------------------------
--------------------------------------------------

 * Need not be completed by book-entry holders.

** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Original Notes. See Instruction 3.
--------------------------------------------------------------------------------

  BOX 2                                      BENEFICIAL OWNER(S)
--------------------------------------------------------------------------------------------------
                          COLUMN 1                                         COLUMN 2

              STATE OF PRINCIPAL RESIDENCE OR
               PRINCIPAL PLACE OF BUSINESS OF                    PRINCIPAL AMOUNT OF TENDERED
                  EACH BENEFICIAL OWNER OF                      ORIGINAL NOTES HELD FOR ACCOUNT
                  TENDERED ORIGINAL NOTES                             OF BENEFICIAL OWNER
--------------------------------------------------------------------------------------------------

                                                             ------------------------------------

                                                             ------------------------------------

                                                             ------------------------------------

                                                             ------------------------------------

                                                             ------------------------------------

                                                             ------------------------------------

                                                             ------------------------------------

                                                             ------------------------------------

                                                             ------------------------------------

                                                             ------------------------------------
------------------------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES

     Certificates for all physically delivered Original Notes or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Original Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Prospectus).

     The method of delivery of this Letter of Transmittal, the Original Notes and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service, properly insured. In all cases, sufficient time should be allowed to ensure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal should be sent to the Company.

     Holders who wish to tender their Original Notes but whose Original Notes are not immediately available or who cannot deliver their Original Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis may tender their Original Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." Such holders' tender may be effected if:

          (a) such tender is made by or through an Eligible Institution (as defined below);

          (b) on or prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution (i) either a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) or a properly transmitted Agent's Message and (ii) a Notice of Guaranteed Delivery, substantially in the form included herewith (by facsimile transmission, mail or hand delivery), setting forth the name and address of such holder of Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, a Book-Entry Confirmation or the certificates relating to the Original Notes in registered form and all other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

          (c) a Book-Entry Confirmation or the certificates relating to the Original Notes, and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Original Notes for exchange.

  2. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS

     Only a holder in whose name tendered Original Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of tendered Original Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the "Instructions to Registered Holder from Beneficial Owner" form accompanying this Letter of Transmittal.

  3. PARTIAL TENDER; WITHDRAWALS

     If less than the entire principal amount of Original Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered under heading "Principal Amount Tendered." A newly issued certificate for the principal amount of Original Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Original Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal (sent by facsimile, registered or certified mail, or overnight courier or by hand) must be timely received by the Exchange Agent. Any such notice of withdrawal (a) must (i) specify the person named in the Letter of Transmittal as having tendered Original Notes to be withdrawn (including the principal amount of such Original Notes), (ii) specify the certificate numbers of the Original Notes to be withdrawn, (iii) specify the principal amount of Original Notes delivered for exchange, and (iv) specify the name of the registered holder of such Original Notes, and (b) must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accepted by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the ownership of the Original Notes being withdrawn. The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at The Depository Trust Company be credited with the withdrawn Original Notes. All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices shall be determined by the Company in its sole discretion and whose determination shall be final and binding on all parties. Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Properly withdrawn Original Notes may be retendered by following one of the procedures described above at any time on or prior to the Expiration Date.

  4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

     If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or any change whatsoever. If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the Original Notes tendered hereby are registered in several names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Original Notes.

     When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on a security listing as the owner of the Original Notes) of Original Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

     If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Original Notes listed, such Original Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Original Notes.

     If this Letter of Transmittal or any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporation or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 4 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal or notice of withdrawal need not be guaranteed by an Eligible Institution, provided the Original Notes are tendered: (i) by a registered holder of such Original Notes; or (ii) for the account of an Eligible Institution.

     For purposes of this Letter of Transmittal, an "Eligible Institution" shall mean any firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

  5. TRANSFER TAXES

     The Company shall pay all transfer taxes, if any, applicable to the transfers and exchange of Original Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Original Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Original Notes listed in this Letter of Transmittal.

  6. MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES

     Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

  7. ACCEPTANCE OF TENDERED ORIGINAL NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF ORIGINAL NOTES

     Upon satisfaction or waiver of all of the conditions of the Exchange Offer, the Company will accept, promptly after the Expiration Date, all Original Notes properly tendered and will issue Exchange Notes promptly after acceptance of the Original Notes. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Original Notes when, as and if the Company has given oral or written notice thereof (oral notice being promptly confirmed in writing) to the Exchange Agent. If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Original Notes will be returned, without expense, to the undersigned at the address indicated above. Book-entry interests in Original Notes will be credited to an account maintained with The Depository Trust Company as promptly as practicable.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a holder whose tendered Original Notes are accepted for exchange is required by law to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 included herein or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or transferee to a $50 penalty. In addition, delivery of such holder's Exchange Notes may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

     Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's foreign status. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the holder or other transferee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made with respect to Original Notes exchanged in the Exchange Offer, the holder is required to provide the Exchange Agent with either: (i) the holder's correct TIN by completing the form included herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (a) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or
(b) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the Internal Revenue Service as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the Internal Revenue Service until a correct TIN is provided.

NUMBER TO GIVE THE EXCHANGE AGENT

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Original Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Notes. If the Original Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                       PAYOR'S NAME: THE BANK OF NEW YORK

--------------------------------------------------------------------------------

                                   PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX
                                             AT RIGHT AND CERTIFY BY SIGNING AND   Social Security Number or
                                             DATING BELOW.                         Employer
                                                                                   Identification Number
                                                                                   TIN:
                                   ---------------------------------------------------------------------------------------------
                                   PART 2 -- AWAITING TIN [ ]
                                   ---------------------------------------------------------------------------------------------
                                   CERTIFICATION -- UNDER PENALTIES OF PERJURY, I
                                    CERTIFY THAT:

                                   (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR AM WAITING
                                       FOR A NUMBER TO BE ISSUED TO ME) AND
                                   (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE (i) I AM EXEMPT FROM BACKUP
                                       WITHHOLDING, (ii) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (THE "IRS")
                                       THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST
                                       OR DIVIDENDS, (iii) OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP
                                       WITHHOLDING.
                                   (3) ANY OTHER INFORMATION PROVIDED IN THIS FORM IS TRUE AND CORRECT.
                                       CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED
                                       BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING
                                       INTEREST OR DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF AFTER BEING NOTIFIED BY THE IRS
                                       THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING YOU RECEIVED ANOTHER NOTIFICATION FROM THE
                                       IRS THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING, DO NOT CROSS OUT SUCH ITEM (2).

                                   SIGNATURE....................................................... DATE........................
--------------------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE

 FORM W-9

 Department of the Treasurer

 Internal Revenue Service

 Payer's Request For

 Taxpayer Identification Number

("TIN") and Certification

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

               CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

                   CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security
Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment,
31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within 60 days.

SIGNATURE...................................................  DATE.................... , 1998

--------------------------------------------------------------------------------

  INSTRUCTIONS TO REGISTERED HOLDER FROM BENEFICIAL OWNER OF AMAZON.COM, INC.
                       10% SENIOR DISCOUNT NOTES DUE 2008

     The undersigned hereby acknowledges receipt of the Prospectus dated
            , 1998 (the "Prospectus") of Amazon.com, Inc. (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount at maturity of its 10% Senior Discount Notes due 2008 (the "Exchange Notes") for each $1,000 in principal amount at maturity of its outstanding 10% Senior Discount Notes due 2008 (the "Original Notes"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the Original Notes held by you for the account of the undersigned.

     The aggregate face amount of the Original Notes held by you for the account of the undersigned is (fill in amount):

             $
------------------------ of the 10% Senior Discount Notes due 2008.

     With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

          [ ] To TENDER the following Original Notes held by you for the account of the undersigned (insert principal amount of Original Notes to be tendered, *if any):

             $
------------------------ of the 10% Senior Discount Notes due 2008.

             * The minimum permitted tender is $1,000 in principal amount at maturity of Original Notes. All other tenders must be in integral multiples of $1,000 of principal amount at maturity.

          [ ] NOT to TENDER any Original Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Original Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a Beneficial Owner (as defined in the Letter of Transmittal), including, but not limited to, representations to the effect that (i) the undersigned's principal residence or principal business office is in the state of (fill in state)
               , (ii) the undersigned is acquiring the Exchange Notes or interests therein in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iv) the undersigned acknowledges and agrees that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes or any interest therein acquired by such person and cannot rely on the position of the staff of the Commission set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange
Offer -- Resales of the Exchange Notes" and the Letter of Transmittal; (v) the undersigned understands that a secondary resale transaction described in clause
(iv) above and any resale of the Exchange Notes and any interest therein obtained by the undersigned in exchange for the Original Notes originally acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Items 507 and 508, as applicable, of Regulation S-K of the Commission, and (vi) except as otherwise disclosed in writing herewith, the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as may be necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Original Notes. If the undersigned is a broker-dealer, the undersigned further (x) represents that it acquired Original Notes for the undersigned's own account as a result of market-making activities or other trading activities, (y) represents that it has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer and (z) acknowledges that it will deliver a copy of a Prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes.

                                   SIGN HERE

Name of Beneficial Owner(s):
Signature(s):
Name(s) (please print):
Address:
Telephone Number:
Taxpayer Identification or Social Security Number:
Date:

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

-----------------------------------------------------------
                                    Give the
                                    SOCIAL
For this type of account:           SECURITY
                                    number of--
-----------------------------------------------------------
1. An individual's account          The individual
2. Two or more individuals          The actual owner of the
   (joint account)                  account or, if combined
                                    funds, the first
                                    individual on the
                                    account1
3. Custodian account of a minor     The minor(2)
   (Uniform Gift to Minors Act)
4. a. The usual revocable           The grantor-trustee(1)
      savings trust account
      (grantor is also trustee)
   b. So-called trust account       The actual owner(1)
      that is not a legal or
      valid trust under State
      law
5. Sole proprietorship account      The owner(3)

===========================================================
                                    Give the EMPLOYER
                                    IDENTIFICATION number
For this type of account:           of--
-----------------------------------------------------------
6. A valid trust, estate, or        Legal entity (Do not
   pension trust                    furnish the identifi-
                                    cation number of the
                                    personal representa-
                                    tive or trustee unless
                                    the legal entity itself
                                    is not designated in
                                    the account title.)(4)

7. Corporate account                The corporation
8. Association, club, religious,    The organization
   charitable, educational
   organization or other
   tax-exempt organization ac-
   count
9. Partnership account              The partnership
10. A broker or registered          The broker or nominee
    nominee
11. Account with the Department     The public entity
    of Agriculture in the name
    of a public entity (such as
    a State or local government,
    school district, or prison)
    that receives agricultural
    program payments
-----------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Show the name of the owner. You may also list the name of the business. You may use either the social security or employer identification number.

(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE:If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9*

OBTAINING A NUMBER

If you don't have a taxpayer identification number ("TIN") or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding and information reporting on MOST payments include the following:

 1. A corporation.

 2. A financial institution.

 3. An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7).

 4. The United States or any agency or instrumentality thereof.

 5. A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

 6. A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

 7. An international organization or any agency or instrumentality thereof.

 8. A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

 9. A real estate investment trust.

10. A common trust fund operated by a bank under section 584(a).

11. An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

12. An entity registered at all times under the Investment Company Act of 1940.

13. A foreign central bank of issue.

14. A futures commission merchant registered with the Commodity Futures Trading Commission.

15. A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

For interest and dividends, a futures commission merchant registered with the Commodity Futures Trading Commission is NOT exempt. For broker transactions, payees listed in items (11) and (15) are NOT exempt. Payments subject to reporting under sections 6041 and 6041A are exempt only if made to payees listed in items (1), (3), (4), (5), (6), (7) and (13), except a corporation that provides medical and health care services or bills and collects payments for such services. Only payees listed in items (3) through (7) are exempt from backup withholding for barter exchange transactions, patronage dividends and payments by certain fishing boat operators.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

    -  Payments to nonresident aliens subject to withholding under section 1441.

    - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

    - Payments of patronage dividends where the amount received is not paid in money.

    -  Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

    -  Payments of interest on obligations issued by individuals.

NOTE: You may be subject to withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

    - Payments of tax-exempt interest (including exempt interest dividends under section 852).

    -  Payments described in section 6049(b)(5) to nonresident aliens.

    -  Payments on tax-free covenant bonds under section 1451.

    -  Payments made by certain foreign organizations.

    -  Payments of mortgage interest.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. Nonresident aliens and foreign entities not subject to backup withholding should also furnish a completed Form W-8.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give TINs to payers who must report the payments to IRS. TINs also must be given to persons who must report to the IRS on mortgage interest paid, the acquisition or abandonment of secured property and contributions to an individual retirement account. IRS uses TINs for identification purposes and to verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who has not furnished a TIN to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.-- If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.-- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.-- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                       FOR ADDITIONAL INFORMATION CONTACT
                         YOUR TAX CONSULTANT OR THE IRS